                                                                   EXHIBIT 10.45




                               FINANCING AGREEMENT

                                     between

                DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

                                       and

                       PENNSYLVANIA SUBURBAN WATER COMPANY

                          Dated as of December 15, 2002


________________________________________________________________________________
________________________________________________________________________________

                                   Relating to
                    $25,000,000 aggregate principal amount of
                Delaware County Industrial Development Authority
                         Water Facilities Revenue Bonds
                  (Pennsylvania Suburban Water Company Project)
                                Series A of 2002

                                       and

                    $3,200,000 aggregate principal amount of
                Delaware County Industrial Development Authority
                    Water Facilities Revenue Refunding Bonds
                  (Pennsylvania Suburban Water Company Project)
                                Series B of 2002


________________________________________________________________________________
________________________________________________________________________________

SUBSTANTIALLY ALL OF THE RIGHTS OF THE DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY IN AND TO THIS AGREEMENT HAVE BEEN ASSIGNED TO WACHOVIA BANK, NATIONAL ASSOCIATION, AS TRUSTEE UNDER THE TRUST INDENTURE DATED AS OF DECEMBER 15, 2002 BETWEEN SAID AUTHORITY AND SAID TRUSTEE.


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
                                               TABLE OF CONTENTS


ARTICLE I............................................................................................2

   DEFINITIONS.......................................................................................2
      SECTION 1.01. .................................................................................2

ARTICLE II...........................................................................................3

   REPRESENTATIONS AND FINDINGS......................................................................3
      SECTION 2.01.  Representations and Warranties of the Authority.................................3
      SECTION 2.02.  Representation and Warranties of the Company....................................4
      SECTION 2.03.  Findings of the Authority.......................................................4

ARTICLE III..........................................................................................4

   COMPLETION OF THE FACILITIES; ISSUANCE OF THE 2002 BONDS..........................................4
      SECTION 3.01.  Improvement of the Facilities; Completion.......................................4
      SECTION 3.02.  Issuance of Bonds...............................................................5
      SECTION 3.03.  Payments From Project Funds.....................................................5
      SECTION 3.04.  Requisitions....................................................................5
      SECTION 3.05.  Plans and Specifications........................................................5
      SECTION 3.06.  Completion of Construction Project..............................................6
      SECTION 3.07.  Company to Pay Additional Amounts If Required...................................6
      SECTION 3.08.  Investment of Amounts in the Series A Project Fund..............................6

ARTICLE IV...........................................................................................7

   LOAN AND OTHER AMOUNTS............................................................................7
      SECTION 4.01.  Loans by Authority to Company...................................................7
      SECTION 4.02.  Repayment of Loans and Other Amounts............................................7
      SECTION 4.03.  Security For Payment...........................................................10
      SECTION 4.04.  Assignment to Trustee..........................................................10
      SECTION 4.05.  Operation and Maintenance......................................................11
      SECTION 4.06.  Insurance......................................................................11
      SECTION 4.07.  Liens..........................................................................11
      SECTION 4.08.  Facilities Used For Purpose of the Act.........................................12
      SECTION 4.09.  Payment of Certain Costs.......................................................12
      SECTION 4.10.  Obligation to Make Payments Absolute...........................................12

ARTICLE V...........................................................................................12

   SPECIAL COVENANTS................................................................................12
      SECTION 5.01.  No Warranty....................................................................12
      SECTION 5.02.  Company to Maintain Corporate Existence, Etc...................................12
      SECTION 5.03.  Operation of Facilities; Maintenance of Licenses and Permits...................13
      SECTION 5.04.  Additional Permits.............................................................13
      SECTION 5.05.  Authority to Maintain Corporate Existence, Etc.................................13
      SECTION 5.06.  Compliance With Continuing Disclosure Agreement................................13
      SECTION 5.07.  Certain Tax Covenants..........................................................13
      SECTION 5.08.  Financial Statements and Other Reporting Requirements of the Company...........14
      SECTION 5.09.  Nondiscrimination Provisions...................................................14

                                                  i

ARTICLE VI..........................................................................................14

   ASSIGNMENT, LEASING AND SALE OF FACILITIES.......................................................14
      SECTION 6.01.  Assignment, Lease and Sale of Facilities.......................................14


ARTICLE VII.........................................................................................15

   EVENTS OF DEFAULT AND REMEDIES...................................................................15
      SECTION 7.01.  Events of Default..............................................................15
      SECTION 7.02.  Remedies.......................................................................16
      SECTION 7.03.  Remedies Not Exclusive.........................................................17
      SECTION 7.04.  Reimbursement of Fees and Expenses.............................................17
      SECTION 7.05.  Waivers of Breaches............................................................17

ARTICLE VIII........................................................................................18

   MISCELLANEOUS....................................................................................18
      SECTION 8.01.  Termination....................................................................18
      SECTION 8.02.  Notices........................................................................18
      SECTION 8.03.  Benefit of Agreement...........................................................18
      SECTION 8.04.  Amendments.....................................................................18
      SECTION 8.05.  Counterparts...................................................................18
      SECTION 8.06.  Invalidity of Certain Clauses..................................................18
      SECTION 8.07.  Governing Law..................................................................18
      SECTION 8.08.  Indemnification................................................................18
      SECTION 8.09.  Limitation of Rights Against Authority.........................................20
      SECTION 8.10.  Limitation of Recourse Against Authority.......................................21

EXHIBIT "A" DESCRIPTION OF THE FACILITIES..........................................................A-1

EXHIBIT "B" NONDISCRIMINATION PROVISIONS...........................................................B-1

                               FINANCING AGREEMENT

         THIS FINANCING AGREEMENT, dated as of December 15, 2002 (as it may be amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), by and between the DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a body corporate and politic organized and existing under and by virtue of the laws of the Commonwealth of Pennsylvania (the "Authority"), and PENNSYLVANIA SUBURBAN WATER COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company").

                                   WITNESSETH:

         WHEREAS, the Authority was organized pursuant to the Economic Development Financing Law of the Commonwealth of Pennsylvania, Act of August 23, 1967, P.L. 251, as amended (the "Act"), which Act declares it to be the policy of the Commonwealth of Pennsylvania (the "Commonwealth") to promote the health, safety, morals, employment, business opportunities and general welfare of the people thereof by providing for the creation of industrial and commercial development authorities which shall exist and operate as public instrumentalities of the Commonwealth for the public purpose of alleviating unemployment, maintaining employment at a high level, eliminating and preventing blight and eliminating or reducing air and water pollution, and creating and developing business opportunities by the construction, improvement, rehabilitation, revitalization and financing of industrial, commercial, manufacturing and research and development enterprises; and

         WHEREAS, the Act declares that every authority incorporated under it shall be for the purpose of acquiring, holding, constructing, improving, maintaining, owning, financing and leasing, as lessor or as lessee, among other things, facilities for the furnishing of water; and

         WHEREAS, the Company is engaged primarily in the activity, under the regulatory control of the Pennsylvania Public Utility Commission, of furnishing water available on reasonable demand to members of the general public; and

         WHEREAS, the Authority adopted a Resolution on November 8, 2002 providing for the issuance and sale by the Authority of its Water Facilities Revenue Bonds (Pennsylvania Suburban Water Company Project), Series A of 2002, in the aggregate principal amount of $25,000,000 (the "Series A Bonds"), to provide funds to pay the costs of a project (the "Construction Project") consisting of financing (i) the costs of cleaning, re-lining and related improvement of pipelines and related equipment and facilities (the "Facilities") located in the Counties of Delaware, Montgomery and Bucks in Pennsylvania and that are part of the Company's system for the distribution of water to its customers, and (ii) related financing costs; and

         WHEREAS, the Authority adopted a Resolution on October 25, 2002 providing for the issuance and sale by the Authority of its Water Facilities Revenue Refunding Bonds (Pennsylvania Suburban Water Company Project), Series B of 2002, in the aggregate principal amount of $3,200,000 (the "Series B Bonds" and, together with the Series A Bonds, the "2002 Bonds") to provide funds to pay the costs of a project (the "Refunding Project" and, together with the Construction Project, the "2002 Projects") consisting of the current refunding of the Authority's Water Facilities Revenue Refunding Bonds (Philadelphia Suburban Water Company Project), Series of 1992 (the "1992 Bonds"); and

         WHEREAS, in connection with the issuance by the Authority of the 2002 Bonds to provide funds for the cost of the Construction Project and the Refunding Project, the Company is to enter into this Agreement under which the Authority agrees to loan the proceeds of the 2002 Bonds to the Company and the Company agrees to pay to the Authority, in repayment of the loan, amounts sufficient to pay the principal of and interest on the 2002 Bonds as and when due; and

         WHEREAS, the Company has commenced the Construction Project; and

         WHEREAS, the Company now desires that the Authority proceed with (i) the issuance and sale of the Series A Bonds to provide the funds to pay the costs of the Construction Project and (ii) the issuance and sale of the Series B Bonds to provide funds to pay the costs of the Refunding Project; and

         WHEREAS, the Authority has authorized the issuance and sale of the 2002 Bonds; and

         WHEREAS, the 2002 Bonds are to be issued under and secured by a Trust Indenture, dated as of December 15, 2002 (as it may be amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Authority and Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America and having a corporate trust office and place of business in Philadelphia, Pennsylvania, as trustee ("Trustee"); and

         WHEREAS, the proceedings to be undertaken by the Authority in respect of the financing of the 2002 Projects have been approved by the Secretary of the Department of Community and Economic Development of the Commonwealth;

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby and in consideration of the mutual covenants hereinafter contained, DO HEREBY AGREE as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Terms defined in the preambles hereof shall have the meanings ascribed thereto in such preambles. Other capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

         For all purposes of this Agreement, the terms defined in this Article I shall have the respective meanings herein specified, unless the context clearly otherwise requires:

         "Completion Date" shall mean the date of completion of the improvements to the Facilities, as that date shall be certified pursuant to Section 3.07 hereof.

         "Construction Loan" shall mean the financing provided by the Authority to the Company pursuant to Section 4.01 hereof to provide funds for and toward the Costs of the Construction Project.

         "Construction Loan Repayments" shall mean the payments to be made by the Company to the Authority pursuant to Section 4.02(a) hereof.

         "Event of Default" shall mean any of the events specified as such under
Section 7.01 hereof.

         "Loan Repayments" shall mean the Construction Loan Repayments and the Refunding Loan Repayments.

         "Loans" shall mean the Construction Loan and the Refunding Loan.

         "Refunding Loan" shall mean the financing provided by the Authority to the Company pursuant to Section 4.01 hereof to provide funds for and toward the Costs of the Refunding Project.

         "Refunding Loan Repayments" shall mean the payments to be made by the Company to the Authority pursuant to Section 4.02(b) hereof.


                                   ARTICLE II

                          REPRESENTATIONS AND FINDINGS

         SECTION 2.01. Representations and Warranties of the Authority. The Authority makes the following representations as the basis for the undertakings on the part of the Company herein contained:

                  (a) The Authority is a public instrumentality of the Commonwealth and a public body corporate and politic organized and existing under and pursuant to the Act.

                  (b) The Authority has full power and authority to enter into this Agreement and to perform and observe the agreements and covenants on its part contained herein, and by proper corporate action has duly authorized the execution and delivery hereof. The execution and delivery of this Agreement by the Authority and the performance of its obligations hereunder, do not and will not violate or constitute a default under the Authority's Articles of Incorporation or bylaws or any agreement, indenture, mortgage, lease, note or other obligation or instrument or order or regulation of any court or administrative agency binding upon the Authority.

                  (c) Under existing law, no taxes on income or profits are imposed on the Authority.

                  (d) As required by the Act, the Secretary of the Department of Community and Economic Development of the Commonwealth has determined that the Facilities and the financing of the improvement thereof pursuant to the Construction Project are in apparent conformity with the Act and any regulations, statements of policy, guidelines or rulings promulgated pursuant to the Act, and said Secretary has, by instrument dated December 10, 2002, approved the same and certified such approval to the Authority.

         SECTION 2.02. Representation and Warranties of the Company. The Company makes the following representations as the basis for the undertakings on the part of the Authority herein contained:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth, and has all required corporate power and authority to enter into this Agreement and to perform and observe the agreements and covenants on its part contained herein. The Company by proper corporate action has duly authorized the execution and delivery of this Agreement. The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder do not and will not violate or constitute a default under the Corporation's articles of incorporation or bylaws or any agreement, indenture, mortgage, lease, note or other obligation or instrument or any order of any court or administrative agency binding upon the Company.

                  (b) The "cost" of the Construction Project, as defined in the Act, is estimated by the Company as of the date hereof to be not less than $25,000,000.

                   (c) The Facilities are to be located in the Counties of Delaware, Montgomery and Bucks in the Commonwealth, and within the authorized service area of the Company.

         SECTION 2.03. Findings of the Authority. The Authority hereby confirms its findings that:

                  (a) The Company is of a nature and size and is engaged in activities which require substantial capital, is financially responsible to assume all obligations prescribed by the Authority and the Act and is qualified to be an "occupant" for purposes of the Act.

                  (b) The Project to be undertaken by the Authority hereunder will promote the purposes of the Act by protecting the health, safety and general welfare of the people of the Commonwealth and encouraging economic development within the Commonwealth through the provision of basic services and facilities, thereby alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities.


                                   ARTICLE III

            COMPLETION OF THE FACILITIES; ISSUANCE OF THE 2002 BONDS

         SECTION 3.01. Improvement of the Facilities; Completion. The construction of certain of the improvements to the Facilities has been commenced. The Company will cause the construction of improvements to the Facilities undertaken by the Company to be completed with all reasonable dispatch substantially in accordance with the Plans and Specifications. In order to effectuate the purposes of this Agreement, the Company will make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all such contracts, orders, receipts, writings and instructions, in the name of the Company or otherwise, with or to other Persons, and in general do or cause to be done all such other things, as may be requisite or proper for constructing improvements to the Facilities pursuant to the Construction Project and fulfilling the obligations of the Company under this Agreement.

         The Company will maintain such records in connection with the Construction Project as to permit ready identification of the Facilities and the Cost of improvement thereof.

         SECTION 3.02. Issuance of Bonds.

                  (a) To provide funds for payment of the Cost of the Construction Project, the Authority will issue and sell the Series A Bonds and deliver the proceeds thereof to the Trustee. All proceeds received from said sale shall be deposited in the Series A Project Fund. The Company hereby approves all of the terms, provisions and other details of the Series A Bonds and the Indenture.

                  (b) To provide funds for payment of the Cost of the Refunding Project, the Authority will issue and sell the Series B Bonds and deliver the proceeds thereof to the Trustee. All proceeds received from said sale shall be deposited in the Series B Project Fund. The Company hereby approves all of the terms, provisions and other details of the Series B Bonds and the Indenture.

         SECTION 3.03. Payments From Project Funds.

                  (a) In the Indenture, the Authority has authorized and directed the Trustee to make payments from the Series A Project Fund to pay the Cost of the Construction Project upon receipt of Requisitions signed by an Authorized Company Representative, setting forth the matters required pursuant to Exhibit "B" to the Indenture.

                  (b) In the Indenture, the Authority has authorized and directed the Trustee to transfer from the Series B Project Fund the Escrow Agent the amount required to effect the redemption of the 1992 Bonds pursuant to the Refunding Project.

         SECTION 3.04. Requisitions. The Company will cause Requisitions from the Series A Project Fund to be submitted to the Trustee as may be necessary to effect payments out of the Series A Project Fund in accordance with the provisions of the Indenture; provided, however, that the Company will not submit any Requisition for payment of any item not properly included in the "cost" of the Construction Project as defined in the Act or not properly included in the "Cost" of the Project as defined in the Indenture or which, if paid, would result in less than 95% of the proceeds from the Series A Bonds being used to construct improvements to the Facilities.

         SECTION 3.05. Plans and Specifications. The Company may revise the Plans and Specifications at any time and from time to time prior to the Completion Date, provided that in the case of a change the amount of which, when aggregated with the amount of all prior changes by the Company to the Plans and Specifications, exceeds three percent (3%) of the principal amount of the Series A Bonds (the "Threshold Amount"), (a) an Authorized Company Representative shall certify to the Trustee that the Facilities provided for by the revised Plans and Specifications will constitute facilities for the furnishing of water meeting the requirements of Section 142(a)(4) of the Code; and (b) the Trustee shall be furnished with a Favorable Opinion that the revision of the Plans and Specifications and the expenditure of moneys from the Series A Project Fund to pay the Cost of the Construction Project in accordance with the revised Plans and Specifications will not adversely affect the exclusion of interest on the Series A Bonds from gross proceeds of the holders thereof for federal income purposes. The amount of any change to the Plans and Specifications with respect to which the requirements of clauses (a) and (b) have been satisfied shall not be included in determining whether the sum of changes to the Plans and Specifications has exceeded the Threshold Amount.

         SECTION 3.06. Completion of Construction Project. When the Construction Project has been completed, the Company shall so notify the Authority and the Trustee by a certificate of an Authorized Company Representative. Such certificate shall establish the Completion Date and shall state that, except for amounts retained by the Trustee at the Company's direction for any Costs of the Construction Project not then due and payable or the liability for payment of which is being contested or disputed by the Company, construction of improvements to the Facilities has been completed substantially in accordance with the Plans and Specifications, and all labor, services, materials and supplies used therefor have been paid for. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date thereof or which may subsequently come into being.

         SECTION 3.07. Company to Pay Additional Amounts If Required. The parties acknowledge that the Construction Project is comprised of a number of discrete components that are independent of one another. If the Company has commenced a discrete component of the Construction Project and the moneys in the Series A Project Fund shall not be sufficient to pay the Costs of such component of the Construction Project undertaken by the Company, the Company will complete such component of the Construction Project and pay all Costs of Construction in excess of the moneys available in the Series A Project Fund. The Authority does not make any warranty, either express or implied, that the moneys which will be paid into the Series A Project Fund will be sufficient to pay the Costs of the Construction Project. If the Company shall pay any portion of the Costs of the Construction Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Authority, the Trustee or the holders of any of the Series A Bonds, nor shall it be entitled to any diminution in or postponement of the Construction Loan Repayments required in Section 4.02 hereof to be paid by the Company.

         SECTION 3.08. Investment of Amounts in the Series A Project Fund. Any moneys held in the Series A Project Fund shall be invested or reinvested as provided in Article VI of the Indenture. The Company shall not request any investment of such moneys which would be in violation of the covenant of the Authority contained in the final paragraph of Section 6.03 of the Indenture.

                                   ARTICLE IV

                             LOAN AND OTHER AMOUNTS

         SECTION 4.01. Loans by Authority to Company. Concurrently with the execution and delivery of this Agreement and at the request of the Company, the Authority is issuing the 2002 Bonds under the Indenture. The Authority hereby agrees:

                  (a) to make a loan to the Company in the principal amount of $25,000,000, such amount being equal to the aggregate principal amount of the Series A Bonds; and the deposit by the Authority of the proceeds of the sale of the Series A Bonds in accordance with Section 3.03 hereof shall be deemed to constitute the advance by the Authority to the Company of the full principal amount of the Construction Loan; and

                  (b) to make a loan to the Company in the principal amount of $3,200,000, such amount being equal to the aggregate principal amount of the Series B Bonds; and the deposit by the Authority of the proceeds of the sale of the Series B Bonds in accordance with Section 3.03 hereof shall be deemed to constitute the advance by the Authority to the Company of the full principal amount of the Refunding Loan.

         SECTION 4.02. Repayment of Loans and Other Amounts.

                  (a) Construction Loan Repayments. The Company shall pay to the Authority, as and for the repayment of the Construction Loan, (i) on the second Business Day prior to each Interest Payment Date, maturity date or date established for the redemption of the Series A Bonds, as the case may be, an amount which, together with other moneys available for the purpose in the Series A Debt Service Fund under the Indenture, will equal the sum of (x) the interest which will become due on such date on the Series A Bonds; plus (y) the principal amount of the Series A Bonds, if any, maturing on such date; plus (z) the principal amount of and premium, if any, on the Series A Bonds, if any, to be redeemed on such date; and (ii) on any date on which the Series A Bonds shall be declared to be and shall become due and payable prior to their stated maturity pursuant to the provisions of the Indenture, an aggregate amount equal to the sum of the principal or redemption price of and interest so becoming due and payable on the Series A Bonds (all of the foregoing are collectively referred to herein as the "Construction Loan Repayments").

         Nothing herein contained shall be construed as imposing on the Authority or on the Trustee any duty or responsibility of giving any prior notice to the Company of the due date of any Construction Loan Repayment hereunder, or of the amount on deposit in the Series A Debt Service Fund, or of the amount of any credits available to the Company against any Construction Loan Repayment, and failure by the Company to receive any such prior notice, even if customarily given by the Authority or the Trustee, shall not relieve the Company of its obligation to make any Construction Loan Repayment when it is due and payable.

         All such payments shall be made in immediately available funds at the place of payment on the payment date in question. The Company shall have the option to make prepayment, from time to time, in whole or in part, of any amount due with respect to the Construction Loan, together with interest accrued and to accrue with respect to such prepayment. The Authority shall direct the Trustee in writing to apply such prepayments to the purchase or redemption of Series A Bonds in such manner, consistent with the provisions of the Indenture, as may be directed by the Company.

         In the event the Company shall fail to make any of the payments required in this Section, such payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company will pay the same with interest thereon from the due date until paid at the highest rate per annum borne by the Series A Bonds.

         The obligation of the Company to make Construction Loan Repayments hereunder is subject to acceleration as set forth in Section 7.02 hereof.

         It is intended that the Company shall make Construction Loan Repayments hereunder at such times and in such amounts as shall be sufficient to enable the Authority to make full and timely payment of principal or Redemption Price of, and interest on, the Series A Bonds. Accordingly, notwithstanding any other provision hereof to the contrary, if for any reason the amounts paid by the Company pursuant to this Section 4.02(a) or pursuant to the other provisions of this Agreement, together with any other amounts available therefor under the Indenture, are at any time insufficient to make payments of the principal or Redemption Price of and interest on the Series A Bonds when due, whether at maturity, upon redemption, by acceleration or otherwise, the Company will pay to the Trustee forthwith the amount required to make up such deficiency.

                  (b) Refunding Loan Repayments. The Company shall pay to the Authority, as and for the repayment of the Refunding Loan, (i) on the second Business Day prior to each Interest Payment Date, maturity date or date established for the redemption of the Series B Bonds, as the case may be, an amount which, together with other moneys available for the purpose in the Series B Debt Service Fund under the Indenture, will equal the sum of (x) the interest which will become due on such date on the Series B Bonds; plus (y) the principal amount of the Series B Bonds, if any, maturing on such date; plus (z) the principal amount of and premium, if any, on the Series B Bonds, if any, to be redeemed on such date; and (ii) on any date on which the Series B Bonds shall be declared to be and shall become due and payable prior to their stated maturity pursuant to the provisions of the Indenture, an aggregate amount equal to the sum of the principal or redemption price of and interest so becoming due and payable on the Series B Bonds (all of the foregoing are collectively referred to herein as the "Refunding Loan Repayments").

         Nothing herein contained shall be construed as imposing on the Authority or on the Trustee any duty or responsibility of giving any prior notice to the Company of the due date of any Refunding Loan Repayment hereunder, or of the amount on deposit in the Series B Debt Service Fund, or of the amount of any credits available to the Company against any Refunding Loan Repayment, and failure by the Company to receive any such prior notice, even if customarily given by the Authority or the Trustee, shall not relieve the Company of its obligation to make any Refunding Loan Repayment when it is due and payable.

         All such payments shall be made in funds which will be immediately available funds at the place of payment on the payment date in question. The Company shall have the option to make prepayment, from time to time, in whole or in part, of any amount due with respect to the Refunding Loan, together with interest accrued and to accrue with respect to such prepayment. The Authority shall direct the Trustee in writing to apply such prepayments to the purchase or redemption of Series B Bonds in such manner, consistent with the provisions of the Indenture, as may be directed by the Company.

         In the event the Company shall fail to make any of the payments required in this Section, such payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company will pay the same with interest thereon from the due date until paid at the highest rate per annum borne by the Series B Bonds.

         The obligation of the Company to make Refunding Loan Repayments hereunder is subject to acceleration as set forth in Section 7.02 hereof.

         It is intended that the Company shall make Refunding Loan Repayments hereunder at such times and in such amounts as shall be sufficient to enable the Authority to make full and timely payment of principal or Redemption Price of, and interest on, the Series B Bonds. Accordingly, notwithstanding any other provision hereof to the contrary, if for any reason the amounts paid by the Company pursuant to this Section 4.02(b) or pursuant to the other provisions of this Agreement, together with any other amounts available therefor under the Indenture, are at any time insufficient to make payments of the principal or Redemption Price of and interest on the Series B Bonds when due, whether at maturity, upon redemption, by acceleration or otherwise, the Company will pay to the Trustee forthwith the amount required to make up such deficiency.

                  (c) Other Amounts. The Company agrees to make additional payments as follows:

                           (i) to the Authority on the date of issuance and
delivery of the 2002 Bonds, a loan closing fee of $27,700 with respect to the Loans (less $2,000 of such fee paid by the Company to the Authority as a deposit upon submission of the Company's financing application for the Projects);

                           (ii) to the Authority upon its submission of an
invoice therefor to the Company from time to time, an annual fee and a termination fee of such amount as the Authority may customarily charge from time to time;

                           (iii) to the Authority upon its written request at
any time, an amount equal to the reasonable expenses incurred by the Authority in enforcing the provisions of this Agreement or the Indenture, or incurred in defending any action or proceeding with respect to the Facilities, this Agreement, the Tax Compliance Agreement or the Indenture and not otherwise required to be paid by the Company under this Agreement;

                           (iv) to the Trustee upon its written request, an
amount equal to the reasonable fees and charges of the Trustee for its services and the reasonable expenses incurred by it in connection with the Indenture and this Agreement (including without limitation the reasonable fees and expenses of any attorneys retained by the Trustee), in accordance with any separate agreement between the Company and the Trustee with respect thereto; and

                            (v) to the Trustee, for deposit to the credit of the
Series A Rebate Fund or the Series B Rebate Fund established under the Indenture, any amount required to be deposited in such Rebate Fund pursuant to the Indenture and the Tax Compliance Agreement at the times required under the Indenture and the Tax Compliance Agreement.

         SECTION 4.03. Security For Payment.

                  (a) To further secure the obligation of the Company to make Construction Loan Repayments, the Company will execute and deliver, contemporaneously with the execution and delivery of this Agreement, its Series A First Mortgage Bond under the Mortgage Indenture in such principal amount and with such interest rate, interest payment and maturity dates and redemption provisions as may correspond to such provisions of the Series A Bonds issued and sold by the Authority.

                  (b) To further secure the obligation of the Company to make Refunding Loan Repayments, the Company will execute and deliver, contemporaneously with the execution and delivery of this Agreement, its Series B First Mortgage Bond under the Mortgage Indenture in such principal amount and with such interest rate, interest payment and maturity dates and redemption provisions as may correspond to such provisions of the Series B Bonds issued and sold by the Authority.

         SECTION 4.04. Assignment to Trustee.

                  (a) This Agreement (except for the Authority's Reserved Rights), the Construction Loan Repayments hereunder and all security therefor, including the payments under the Series A First Mortgage Bond and income earned from the investment of funds held under the Indenture, are to be assigned and pledged by the Authority to the Trustee pursuant to the Indenture as security for the payment of the principal of, premium, if any, and interest on the Series A Bonds. The Company consents to such assignment and pledge and agrees that, as to the Trustee, its obligation to make such Construction Loan Repayments and the payments required under the Series A First Mortgage Bond shall be absolute and unconditional and shall not be subject to any defense (other than full and indefeasible payment) or to any right of set off, counterclaim or recoupment arising out of any breach by the Authority of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Authority.

                  (b) This Agreement (except for the Authority's Reserved Rights), the Refunding Loan Repayments hereunder and all security therefor, including the payments under the Series B First Mortgage Bond and income earned from the investment of funds held under the Indenture, are to be assigned and pledged by the Authority to the Trustee as security for the payment of the principal of, premium, if any, and interest on the Series B Bonds. The Company consents to such assignment and pledge and agrees that, as to the Trustee, its obligation to make such Refunding Loan Repayments and the payments required under the Series B First Mortgage Bond shall be absolute and unconditional and shall not be subject to any defense (other than full and indefeasible payment) or to any right of set off, counterclaim or recoupment arising out of any breach by the Authority of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Authority.

                  (c) The Authority hereby directs the Company and the Company agrees to pay to the Trustee at its designated corporate office in Philadelphia, Pennsylvania or Charlotte, North Carolina, all Loan Repayments pursuant to this Agreement and the payments required under the First Mortgage Bonds.

                  (d) Except as provided herein and in Section 6.01, the Authority will not otherwise sell, assign, transfer, convey or dispose of the revenues from the Facilities or the Loan Repayments or the First Mortgage Bonds during the term of this Agreement, nor will it take any action which may reasonably be construed as tending to cause or induce the levy of special assessments against the Facilities or such revenues or the First Mortgage Bonds, nor will it create or suffer to be created any lien or charge upon the Facilities or such revenues or the First Mortgage Bonds except Permitted Encumbrances.

         SECTION 4.05. Operation and Maintenance. The Company shall maintain, preserve, and keep the Facilities or cause the Facilities to be maintained, preserved and kept, with the appurtenances thereto and every part and parcel thereof, in good repair, working order and condition and, from time to time, will make or cause to be made all such repairs, replacements and renewals as it deems necessary. The Authority shall not operate the Facilities or have any obligation to maintain them.

         The Company shall have the privilege of remodeling the Facilities or making substitutions, modifications and improvements to the Facilities from time to time as it, in its discretion, may deem to be desirable for its uses and purposes, the cost of which remodeling, substitutions, modifications and improvements shall be paid by the Company and the same shall be the property of the Company and be included under the terms of this Agreement as part of the Facilities.

         SECTION 4.06. Insurance. At all times during the term of this Agreement, the Company will keep the Facilities continuously insured in accordance with the requirements of the Mortgage Indenture.

         SECTION 4.07. Liens. The Company will pay or cause to be discharged or make adequate provision to satisfy and discharge, within sixty (60) days after the same shall accrue, any lien or charge (other than Permitted Encumbrances) upon any Loan Repayments hereunder or upon the First Mortgage Bonds and all lawful claims or demands which, if unpaid, might be or become a lien upon any Loan Repayments hereunder or upon the First Mortgage Bonds. Notwithstanding the foregoing, if the Company shall first notify the Authority and Trustee of its intention so to do, the Company may in good faith contest any such lien or charge or claim or demand in appropriate legal proceedings, and in such event may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom, unless the Authority or the Trustee shall notify the Company in writing that, in the opinion of Counsel, by nonpayment of any such items the lien of the Indenture as to the Loan Repayments or as to the First Mortgage Bonds shall be materially endangered, in which event the Company shall promptly pay and cause to be satisfied and discharged all such unpaid items. The Authority will cooperate fully with the Company in any such contest.

         SECTION 4.08. Facilities Used For Purpose of the Act. So long as the Company operates the Facilities, they will be used for purposes permitted by the Act and as facilities for the furnishing of water.

         SECTION 4.09. Payment of Certain Costs. The Company shall pay or cause to be paid all of the expenses of operation of the Facilities, including, without limitation, the cost of all necessary and proper repairs, replacements and renewals made pursuant to Section 4.05 hereof.

         SECTION 4.10. Obligation to Make Payments Absolute. The obligations of the Company to make the Loan Repayments and other payments required pursuant to this Agreement and to perform and observe the other agreements contained herein shall be absolute and unconditional until such time as the principal of, premium, if any, and interest on the 2002 Bonds are paid in full. The Company will not suspend or discontinue, or permit the suspension or discontinuance of, any payment provided for in this Agreement or the performance or observance of any of the Company's obligations hereunder, for any reason or cause whatsoever, including (without limiting the generality of the foregoing), (i) any destruction of or damage to, or any condemnation or taking by any public or private entity of, all or any portion of the Facilities; (ii) any acts or circumstances which may constitute failure of consideration or commercial frustration of purpose; any change in the tax or other laws or administrative rulings of or administrative actions by the United States or the Commonwealth or any political subdivision of either; or (iii) any failure of the Authority, the Trustee, any other Paying Agent or the Bond Insurer to perform and to observe any agreement, whether express or implied, or any duty, liability or obligation, arising out of or connected with this Agreement, the Indenture, the Financial Guaranty Insurance Policy, the Tax Compliance Agreement or the 2002 Bonds, as the case may be.


                                    ARTICLE V

                                SPECIAL COVENANTS

         SECTION 5.01. No Warranty. The Authority makes no warranty, either express or implied, as to the actual or designed capacity of the Facilities, as to the suitability of the Facilities for the purposes specified in this Agreement, or that the Facilities will be suitable for the Company's purposes or needs.

         SECTION 5.02. Company to Maintain Corporate Existence, Etc. The Company shall maintain its corporate existence and its qualification to do business in the Commonwealth, will not dissolve or otherwise dispose of all or substantially all its assets and will not consolidate with or merge into another corporation except as provided in this Section 5.02; provided, however, that the Company may consolidate with or merge into another corporation, or sell or otherwise transfer to another Company all or substantially all its assets as an entirety and thereafter dissolve, if (a) the successor corporation assumes in writing all the obligations of the Company in the Agreement and in the First Mortgage Bonds,
(b) the Company delivers to the Authority, the Trustee and the Bond Insurer a Favorable Opinion with respect to such action, and (c) the successor corporation shall either qualify to do business in the Commonwealth or file with the Trustee a consent to service of process in the Commonwealth in form satisfactory to the Trustee if such successor is not a Pennsylvania corporation.

         If consolidation, merger or sale or other transfer is made as permitted by this Section, the provisions of this Section shall continue in full force and effect and no further consolidation, merger or sale or other transfer shall be made except in compliance with the provisions of this Section.

         SECTION 5.03. Operation of Facilities; Maintenance of Licenses and Permits. The Company shall operate the Facilities as part of its system for the furnishing of water to the general public at rates approved by the Public Utility Commission of the Commonwealth, and to that end will maintain in force and effect the requisite franchises, operating rights, certificates of public convenience and all necessary tariffs, licenses and permits.

         SECTION 5.04. Additional Permits. In the event it may be necessary for the proper performance of this Agreement on the part of the Authority or the Company that any application or applications for any permit or license to do or to perform certain things be made to any governmental or other agency by the Company or the Authority, the Company and the Authority shall execute upon the request of the other such application or applications.

         SECTION 5.05. Authority to Maintain Corporate Existence, Etc. The Authority will maintain its corporate existence and duly will procure any necessary renewals and extensions thereof; will use its best efforts to maintain, preserve and renew all its rights, powers, privileges and franchises; and will comply with all valid acts, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body applicable to the Project and the 2002 Bonds. The Authority further covenants that it will not voluntarily or knowingly take or fail to take any action that would result in the loss of any exemption from taxes which it presently enjoys or to which it may subsequently become entitled.

         SECTION 5.06. Compliance With Continuing Disclosure Agreement. The Company hereby covenants and agrees that it will comply with and carry out all of the provisions of the Continuing Disclosure Agreement. Notwithstanding any other provision of this Agreement, failure of the Company to comply with the Continuing Disclosure Agreement shall not be considered an Event of Default hereunder or under the Indenture. However, the Trustee may (and, at the request of any Participating Underwriter (as defined in the Continuing Disclosure Agreement) or the holders of at least 25% aggregate principal amount in Outstanding 2002 Bonds and provision of indemnity satisfactory to the Trustee in its sole discretion, shall) or any Bondholder may, take such actions as may be necessary and appropriate, including seeking specific performance by court order, to cause the Company to comply with its obligations under this Section
5.06 and the Continuing Disclosure Agreement.

         SECTION 5.07. Certain Tax Covenants. The Company will comply with all provisions of the Tax Compliance Agreement applicable to it. The Company will not take any action or fail to take any action (including the requirement to make rebate payments to the United States as required under Section 148(f) of the Code and the Tax Compliance Agreement and the obligations described in 5.05 of the Indenture) which would cause the 2002 Bonds to be "arbitrage bonds" within the meaning of Sections 103(b) and 148(a) of the Code or would otherwise cause interest on the 2002 Bonds to be includible in the gross income of the holders thereof for federal income tax purposes (except with respect to the interest on the 2002 Bonds during any period when such Bonds are held by a "substantial user" of the Facilities financed by the 2002 Bonds or a "related person" within the meaning of Section 147(a) of the Code).

         SECTION 5.08. Financial Statements and Other Reporting Requirements of the Company. The Company shall furnish to the Authority, the Trustee and the Bond Insurer within 120 days after the end of the Company's fiscal year copies of the Company's audited financial statements for such fiscal year. The Company shall also furnish to the Bond Insurer such additional information as the Bond Insurer may reasonably request from time to time. The Company will permit the Bond Insurer to discuss the affairs, finances and accounts of the Company or any information the Bond Insurer may reasonably request regarding the security for the 2002 Bonds with appropriate officers of the Company. The Company will permit the Bond Insurer to have access to the Facilities and to have access to and to make copies of all books and records relating to the 2002 Bonds at any reasonable time.

         SECTION 5.09. Nondiscrimination Provisions. In connection with the Project and the operation of the Facilities, the Company shall comply with the nondiscrimination provisions attached to this Agreement as Exhibit B and by this reference made a part hereof.


                                   ARTICLE VI

                   ASSIGNMENT, LEASING AND SALE OF FACILITIES

         SECTION 6.01. Assignment, Lease and Sale of Facilities. The Company shall not sell, lease or otherwise dispose of or encumber the Facilities except as permitted in the Mortgage Indenture and in this Agreement. This Agreement may be assigned in whole or in part and the Facilities may be sold or leased as a whole or in part by the Company, subject, however, to the following conditions:

                  (a) The Company may sell or otherwise dispose of any machinery, fixtures, apparatus, tools, instruments or other movable property constituting part of the Facilities (collectively, "Moveable Property") which the Company deems no longer to be needed or useful in its operation of the Facilities; provided, that if the original cost of acquisition of such machinery, fixtures, apparatus, tools, instruments or other movable property was more than $100,000, the Company shall, in writing, certify to the Authority that such items are no longer needed or useful in its operation of the Facilities. Any proceeds thereof shall be paid to the Trustee for deposit in the Series A Project Fund or used to purchase replacements for the Moveable Property sold or disposed of pursuant to this Section 6.01(a).

                  (b) No sale, assignment or lease of Facilities by or from the Company (other than pursuant to Section 5.02 hereof) shall relieve the Company from primary liability for any of its obligations hereunder, and in the event of any such sale, assignment or lease the Company shall continue to remain primarily liable for all Loan Repayments and all other payment obligations under this Agreement and for performance and observance of the other agreements on its part herein provided.

                  (c) The purchaser, assignee or lessee from the Company shall assume the obligations of the Company hereunder to the extent of the interest assigned or leased.

                  (d) The Company shall, at least fifteen (15) days prior to the delivery thereof, furnish or cause to be furnished to the Authority, for its information only, a true and complete copy of each such proposed sale agreement, assignment or lease, as the case may be, and shall furnish to the Authority and the Trustee an executed copy thereof following execution.

                  (e) The Company shall pay the Authority's and the Trustee's reasonable costs and expenses incurred, and the reasonable fees charged thereby, in connection with such sale, assignment or lease.

                  (f) The Company shall furnish to the Trustee a Favorable Opinion to the effect that the proposed sale, assignment or lease, as the case may be, is permissible under this Agreement, the Mortgage Indenture and the Act and will not adversely affect the exclusion of interest on the 2002 Bonds from gross income of the holders thereof from federal income tax purposes.


                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 7.01. Events of Default.

                  (a) Subject to the provisions set forth in Section 7.01(c) hereof, each of the following shall be an "Event of Default" under this Agreement, and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

                           (i) Failure by the Company to pay when due any Loan
Repayments; or

                           (ii) Failure by the Company to pay when due any
payment required to be made under this Agreement other than Loan Repayments, which failure shall continue for a period of sixty (60) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Authority or the Trustee, unless the Company is contesting in good faith its obligation to make the payment or the Authority and the Trustee shall agree in writing to an extension of such time prior to the expiration of such period; or

                           (iii) Failure by the Company to observe and perform
any covenant, condition or agreement on its part to be observed or performed, other than as referred to in subsections (a) and (b) of this Section, which failure shall continue for a period of sixty (60) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Authority or the Trustee, unless the Authority and the Trustee shall agree in writing to an extension of such time prior to the expiration of such period; or

                           (iv) The dissolution or liquidation of the Company or
the filing by the Company of a voluntary petition under the laws of the United States relating to bankruptcy or failure by the Company promptly to procure the dismissal of an involuntary petition in bankruptcy filed against it, or an assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors, or the appointment by a court of competent jurisdiction of a receiver for the Company. The term "dissolution or liquidation of the Company" as used in this subsection shall not be construed to include the cessation of the corporate existence of the Company resulting either from a merger or consolidation of the Company into or with another Company or a dissolution or liquidation of the Company following a transfer of all or substantially all its assets as an entirety under the conditions permitting such actions contained in Section 5.02 hereof.

                  (b) A failure by the Authority to observe or perform any covenant or agreement herein contained on its part to be observed or performed shall not constitute an Event of Default hereunder, but the Company shall be entitled to enforce the observance and performance by the Authority of any of its covenants or agreements herein contained by such remedies at law or in equity as it deems desirable, subject to the limitation of liability set forth in Section 8.10 hereof.

                  (c) The foregoing provisions of this Section are subject to the following limitations: if by reason of acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of the Commonwealth or any department, agency, political subdivision or official of either of them, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery; partial or entire failure of utilities; or any cause or event not reasonably within the control of the Company, the Company is unable in whole or in part to carry out its agreements herein contained, the Company shall not be deemed in default during the continuance of such inability.

         The Company agrees to use its best efforts to remedy with all reasonable dispatch the cause or causes preventing it from carrying out its agreements; provided, however, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course, in the judgment of the Company, is unfavorable to the Company.

         This Section 7.01(c) shall not apply to any Event of Default described in Section 7.01(a)(i) or 7.01(a)(ii), and any failure of the Company to perform its obligations under Section 4.02 hereof shall constitute an Event of Default regardless of the reason for such failure to perform.

         SECTION 7.02. Remedies. Whenever any Event of Default hereof shall have happened and be continuing, any one or more of the following remedial steps may be taken:

                  (a) The Authority or the Trustee, as the assignee of the Authority, at its option, may declare the unpaid principal balance of the Loans to be immediately due and payable, whereupon the same, together with all other amounts due from the Company then accrued and unpaid, shall become immediately due and payable; and

                  (b) The Authority or the Trustee, as the assignee of the Authority, may take any action at law or in equity to collect the payments then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement and under the First Mortgage Bonds. All amounts collected pursuant to action taken under this Section shall be applied in accordance with the Indenture.

         SECTION 7.03. Remedies Not Exclusive. No remedy conferred upon or reserved to the Authority by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice other than such notice as may be herein expressly required.

         SECTION 7.04. Reimbursement of Fees and Expenses. If the Company shall default under any of the provisions of this Agreement and the Authority shall employ attorneys or incur other expenses for the collection of Loan Repayments or for the enforcement of performance or observance of any obligation or agreement on the part of the Company contained in this Agreement or in the First Mortgage Bonds, the Company, on demand therefor, will reimburse the Authority for reasonable fees and expenses of such attorneys and such other reasonable expenses so incurred.

         SECTION 7.05. Waivers of Breaches. In the event any agreement contained in this Agreement shall be breached by either party and such breach shall thereafter be waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. In view of the assignment of the Authority's rights under this Agreement to the Trustee under the Indenture, the Authority shall have no power to exercise any right hereunder or waive any default hereunder by the Company (other than in respect of the Authority's Reserved Rights) without the written consent of the Trustee to such exercise or waiver, or, if the maturity of the Outstanding 2002 Bonds shall have been accelerated pursuant to the Indenture, the consent of the holders of a majority in principal amount of the 2002 Bonds then Outstanding. In the event any default by the Company hereunder shall have been waived as a default under the Indenture by the holders of the requisite majority in principal amount of the 2002 Bonds, no consent of the Trustee shall be required, and the Authority shall be obligated to waive the Company's default hereunder.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. Termination. This Agreement shall terminate upon payment in full of the 2002 Bonds (including interest and premium, if any, thereon), or the making of provision for payment thereof in accordance with the provisions of the Indenture, and payment of all other amounts owing to the Authority and the Trustee hereunder and under the Indenture.

         Any amounts, other than amounts being held for payment of the 2002 Bonds or other payments referred to in the preceding sentence, then remaining in the Debt Service Fund and other Funds established under the Indenture shall belong to and be paid to the Company by the Trustee.

         SECTION 8.02. Notices. All notices hereunder shall be given in the manner and to the locations specified in Section 14.08 of the Indenture with respect to notices given thereunder.

         SECTION 8.03. Benefit of Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Authority, the Company and the Trustee and their respective successors and assigns.

         SECTION 8.04. Amendments. This Agreement may be amended in any respect but only by written agreement of the parties hereto and subject to the additional requirements relating to such amendments set forth in the Indenture. Any provision of this Agreement expressly recognizing or granting rights in or to the Bond Insurer may not be amended in any manner which affects the rights of the Bond Insurer hereunder without the prior written consent of the Bond Insurer.

         SECTION 8.05. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same Agreement.

         SECTION 8.06. Invalidity of Certain Clauses. If any clause, provision or section of this Agreement be held illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Agreement be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Authority or the Company, as the case may be, only to the extent permitted by law.

         SECTION 8.07. Governing Law. The laws of the Commonwealth shall govern the construction and interpretation of this Agreement.

         SECTION 8.08. Indemnification.

                  (a) The Company agrees that at all times it will protect and hold the Authority and its officers, members, employees and agents (including, but not limited to, the Authority's legal counsel), past, present and future, harmless and indemnified from and against all claims for losses, damages or injuries to the Trustee or others, including death, personal injury and property damage or loss, arising during the term hereof or during any other period when the Authority has, had or shall have any interest in the Facilities or arising out of the use thereof or any activity conducted thereon or in any other manner connected therewith, directly or indirectly, including but not limited to claims arising out of the construction of improvements to the Facilities; and the Authority and said officers, members, employees and agents shall not be liable for any loss, damage or injury to the person or property of the Company or its agents, servants or employees or any other Person who or that may be upon the Facilities or damaged or injured as a result of any condition existing or activity occurring upon the Facilities or any other matter connected directly or indirectly therewith due to any act or negligence of any Person, excepting only willful misconduct or gross negligence of the Authority, and said officers, agents, members or employees.

                  (b) The Company hereby covenants and agrees that it will indemnify and hold the Trustee and its directors, officers, agents and employees (collectively, the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket, incidental expenses, legal fees and expenses, the allocated costs and expenses of in-house counsel and legal staff and the costs and expenses of defending or preparing to defend against any claim (collectively "Losses") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instruction or other direction upon which the Trustee is authorized to rely pursuant to the terms of this Agreement and the Indenture. In addition to and not in limitation of the immediately preceding sentence, the Company also covenants and agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any of them in connection with or arising out of the Trustee's performance under this Agreement and the Indenture, provided the Trustee has not acted with negligence or engaged in willful misconduct. The provisions of this Section 8.08(b) shall survive the termination of this Agreement and the Indenture, the defeasance of the 2002 Bonds and the resignation or removal of the Trustee for any reason.

                  (c) The Company shall indemnify, hold harmless and defend the Authority, the Underwriter and the Trustee and the respective officers, members, directors, employees and agents (including, but not limited to, the Authority's, the Underwriter's and the Trustee's legal counsel) of each of them, past, present and future, against all loss, costs, damages, expenses, suits, judgments, actions and liabilities of whatever nature, including, specifically,
(i) any liability under any state or federal securities laws (including but not limited to attorneys fees, litigation and court costs, amounts paid in settlement and amounts paid to discharge judgments) and (ii) any and all costs and expense arising out of, or from, any state or federal environmental laws (including, without limitation, costs of remediation, attorney's fees and expenses, litigation and court costs, amounts paid in settlement and amounts paid to discharge judgments) directly or indirectly resulting from or arising out of or related to: (A) the design, construction, installation, operation, use, maintenance or ownership of the Facilities (including compliance with laws, ordinances and rules and regulations of public authorities relating thereto); or
(B) any statements or representations with respect to Company, the Project, this Agreement, the 2002 Bonds, the Indenture or any other document or instrument delivered in connection with the issuance of the 2002 Bonds (including any statements or representations made in connection with the offer or sale thereof) made or given to the Authority, the Trustee or any underwriters or purchasers of any of the 2002 Bonds, by the Company or any of its directors, officers, agents or employees, including but not limited to, statements or representations of facts, financial information or corporate affairs.

         The Company also will pay and discharge and indemnify and hold harmless the Authority, the Underwriter and the Trustee from (i) any lien or charge upon payments by the Company to the Authority and the Trustee under this Agreement, and (ii) any taxes (including, without limitation, any ad valorem taxes and sales taxes, assessments, impositions and other charges) in respect of any portion of the Facilities.

         If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, the Authority or the Trustee will give prompt notice to the Company, and the Company shall have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

                  (d) The Company releases the Authority, the Underwriter and the Trustee from, agrees that the Authority, the Underwriter and the Trustee shall not be liable for, and agrees to indemnify and hold the Authority, the Underwriter and the Trustee and their agents, employees and servants, harmless from, any liability arising out of the improvement of the Facilities or the Loans. If any such claim is asserted, the Authority or the Trustee will give prompt notice to the Company and the Company will assume the defense thereof, with full power to litigate, compromise or settle the claim in its sole discretion. The Company will reimburse the Authority, the Underwriter or the Trustee, as the case may be, for all direct costs, including reasonable attorney's fees and expenses properly incurred in connection therewith.

                  (e) If the indemnification provided herein is for any reason determined to be unavailable to the Authority, the Underwriter or the Trustee, then, with respect to any such loss, claim, demand or liability, including expenses in connection therewith, the Authority, the Underwriter and the Trustee, as appropriate, shall be entitled as a matter of right to contribution by the Company. The amount of each contribution shall be in such proportion as is appropriate to reflect relative culpability of the parties.

                  (f) The Company shall not make any claim against the Authority, nor shall the Authority be liable for any damage or injury to any property of the Company or any other Person on the Facilities or to any part of the Facilities due to any cause whatsoever, nor will the Company resist the Authority's claim to indemnification on the ground that the right to such claim is not set forth herein with sufficient particularity.

                  (g) The obligations and liabilities of the Company under this
Section 8.08 shall survive the termination of this Agreement and the payment of the 2002 Bonds.

         SECTION 8.09. Limitation of Rights Against Authority.

                  (a) The Company hereby expressly acknowledges that the Authority is a conduit issuer and that all of the right, title and interest of the Authority in and to this Agreement are to be assigned to the Trustee (except for the Authority's Reserved Rights), naming the Trustee its true and lawful attorney for and in its name to enforce the terms and conditions of this Agreement. Notwithstanding any other provision contained herein, the Company hereby expressly agrees, acknowledges and covenants that to the extent practicable it shall duly and punctually perform or cause to be performed each and every duty and obligation of the Authority hereunder and under the Indenture.

                  (b) The Company shall neither sue the Authority, or any of its members, officers, agents or employees, past, present or future, for any costs, damages, expenses, suits, judgments, liabilities, claims, losses, demands, actions or nonactions based upon this financing or sustained in connection with or as a result of this financing, nor will be Company ever raise as a defense in any proceedings whatsoever that the Authority is a true party in interest.

         Notwithstanding any other provisions of this Agreement, the Company shall be entitled to (i) bring an action of specific performance against the Authority to compel any action required to be taken by the Authority hereunder or an action to enjoin the Authority from performing any action prohibited by this instrument, but no such action shall in any way impose pecuniary liability against the Authority or any of its members, officers, agents or employees, past, present and future, (ii) join the Authority in any litigation if such joinder is necessary to pursue any of the Company's rights, provided that prior to such joinder, the Company shall post such security as the Authority may require to further protect the Authority from loss and (iii) pecuniary remuneration from the Authority for damage or loss suffered by Company by reason of the willful misconduct of the Authority or any of its members, officers, agents or employees, past, present or future.

         SECTION 8.10. Limitation of Recourse Against Authority

                  (a) In the event of any default by the Authority hereunder, and notwithstanding any provision or obligation to the contrary herein set forth, the liability of the Authority, its incorporator, officers, members, agents and employees, past, present or future, shall be limited to its interest in the Trust Estate and the lien of any judgment shall be restricted thereto. Other than as set forth hereinabove in this Section 8.10, there shall be no other recourse for damages of any kind or nature by the Company or any other Person against the Authority, its incorporator, officers, members, agents and employees, past, present or future, or any of the property or other assets nor or hereafter owned by it or them, either directly or indirectly; and all such recourse or liability is hereby expressly waived and released as a condition of and in consideration of execution and delivery of this Agreement by the Authority.

                  (b) No recourse under or upon any obligation, covenant or agreement contained herein or in any 2002 Bond shall be had against the Authority or any member, officer, employee or agent, past, present or future, of the Authority or of any successor of the Authority under this Agreement, any other agreement, any rule of law, statute or constitutional provision, or by enforcement of any assessment or by any legal or equitable proceeding or otherwise, it being expressly agreed and understood that the obligations of the Authority hereunder, and under the 2002 Bonds and elsewhere, are solely corporate obligations of the Authority to the extent specifically limited in the Act and that no personal liability whatsoever shall attach to or shall be incurred by the Authority or such members, officers, employees or agents, past, present or future, of the Authority or of any successor of the Authority, or any of them, because of such indebtedness or by reason of any obligation, covenant or agreement contained herein, in the 2002 Bonds on implied therefrom.



                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                            DELAWARE COUNTY INDUSTRIAL
                                            DEVELOPMENT AUTHORITY



                                            By:   /s/ Henry Coleman
                                                  -----------------------------
                                                  Chairman




                                            PENNSYLVANIA SUBURBAN
                                            WATER COMPANY



                                            By:   /s/ Kathy L. Pape
                                                  -----------------------------
                                                  Vice President and Treasurer















                     [Signature Page to Financing Agreement]

                                   EXHIBIT "A"

                          DESCRIPTION OF THE FACILITIES

                                   (Attached)

                                   EXHIBIT "B"

                          NONDISCRIMINATION PROVISIONS

         During the term of this Agreement, the Company agrees as to itself and each tenant of the Project controlling, controlled by or under common control with the Company (each of the Company and each such tenant, a "Contractor") as follows:

                  1. In the hiring of an employee(s) for the manufacture of supplies, performance of work, or any other activity required under the contract or any subcontract, the Contractor, subcontractor, or any person acting on behalf of the Contractor or subcontractor shall not, by reason of gender, race, creed, or color, discriminate against any citizen of this Commonwealth who is qualified and available to perform the work to which the employment relates.

                  2. Neither the Contractor nor any subcontractor nor any person on their behalf shall in any manner discriminate against or intimidate any employee involved in the manufacture of supplies, the performance of work, or any other activity required under the contract on account of gender, race, creed, or color.

                  3. Contractors and subcontractors shall establish and maintain a written sexual harassment policy and shall inform their employees of the policy. The policy must contain a notice that sexual harassment will not be tolerated and employees who practice it will be disciplined.

                  4. Contractors shall not discriminate by reason of gender, race, creed, or color against any subcontractor or supplier who is qualified to perform the work to which the contracts relate.

                  5. The Contractor and each subcontractor shall furnish all necessary employment documents and records to and permit access to their books, records, and accounts by the contracting agency and the Bureau of Contract Administration and Business Development for purposes of investigation, to ascertain compliance with provisions of this Nondiscrimination/Sexual Harassment Clause. If the Contractor or any subcontractor does not possess documents or records reflecting the necessary information requested, the Contractor or subcontractor shall furnish such information on reporting forms supplied by the contracting agency or the Bureau of Contract Administration and Business Development.

                  6. The Contractor shall include the provisions of this Nondiscrimination/Sexual Harassment Clause in every subcontract so that such provisions will be binding upon each subcontractor

                  7. The Commonwealth may cancel or terminate the contract, and all money due or to become due under the contract may be forfeited for a violation of the terms and conditions of this Nondiscrimination/Sexual Harassment Clause. In addition, the agency may proceed with disbarment or suspension and may place the Contractor in the Contractor Responsibility File.


                                       B-1